                          SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO.___________)

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement
/ /  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          ISB FINANCIAL CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          _____________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

          _____________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          _____________________________________________________________
     (4)  Proposed maximum aggregate value of transaction:

          _____________________________________________________________
     (5)  Total fee paid:

          _____________________________________________________________

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          _____________________________________________________________
     (2)  Form, Schedule or Registration Statement No.:

          _____________________________________________________________
     (3)  Filing Party:

          _____________________________________________________________

     (4)  Date Filed:

          _____________________________________________________________

                                  [LETTERHEAD]

                                                                  March 18, 1998

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of ISB Financial Corporation. The meeting will be held at the main office of IBERIABANK located at 1101 East Admiral Doyle Drive, New Iberia, Louisiana, on Wednesday, April 15, 1998 at 3:00 p.m., Central Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

         It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your continued support of and interest in ISB Financial Corporation are sincerely appreciated.

                                     Sincerely,

                                     Larrey G. Mouton

                                     President and Chief Executive Officer

                            ISB FINANCIAL CORPORATION

                           1101 E. Admiral Doyle Drive
                           New Iberia, Louisiana 70560

                                 (318) 365-2361

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held on April 15, 1998

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of ISB Financial Corporation (the "Company") will be held at the main office of IBERIABANK located at 1101 East Admiral Doyle Drive, New Iberia, Louisiana, on Wednesday, April 15, 1998 at 3:00 p.m., Central Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

         (1) To elect three directors for a three-year term expiring in 2001, and until their successors are elected and qualified;

         (2) To ratify the appointment by the Board of Directors of Castaing, Hussey & Lolan, L.L.P. as the Company's independent auditors for the fiscal year ending December 31, 1998; and

         (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed March 6, 1998 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.

                                      BY ORDER OF THE BOARD OF DIRECTORS

                                      Henry J. Dauterive, Jr.

                                      Chairman of the Board

New Iberia, Louisiana
March 18, 1998

--------------------------------------------------------------------------------

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

--------------------------------------------------------------------------------

                            ISB FINANCIAL CORPORATION

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                                 April 15, 1998

         This Proxy Statement is furnished to holders of common stock, $1.00 par value per share ("Common Stock"), of ISB Financial Corporation (the "Company"), the parent holding company of IBERIABANK (the "Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the main office of the Bank located at 1101 East Admiral Doyle Drive, New Iberia, Louisiana, on Wednesday, April 15, 1998 at 3:00 p.m., Central Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about March 16, 1998.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the nominees for director described herein, for ratification of the appointment of Castaing, Hussey & Lolan, L.L.P. for fiscal 1998. The proxy solicited hereby also confers authority upon the Board of Directors, as proxy, to exercise discretionary authority and vote in accordance with their best judgment with respect to, among other things, matters which they do not know, a reasonable time prior to the distribution of this Proxy Statement, are to be presented at the Annual Meeting. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (through Guyton
H. Watkins, Secretary, ISB Financial Corporation); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                                     VOTING

         Only stockholders of record at the close of business on March 6, 1998 ("Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 6,902,028 shares of Common Stock issued and outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the meeting. Directors are elected by a plurality of the votes cast with a quorum present. Abstentions are considered in determining the presence of a quorum but will not affect the plurality vote required for the election of directors. The affirmative vote of a majority of the total votes present in person and by proxy is required to ratify the appointment of the independent auditors. Under rules of the New York Stock Exchange, the proposal for ratification of the auditors is considered a "discretionary" item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and, accordingly, there will be no "broker non-votes" with respect to the ratification of independent auditors.

                INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR
                             AND EXECUTIVE OFFICERS

Election of Directors

         The Articles of Incorporation of the Company provide that the Board of Directors shall be divided into three classes as nearly equal in number as the then total number of directors constituting the Board of Directors permits. The directors shall be elected by the stockholders of the Company for staggered terms, or until their successors are elected and qualified.

         At the Annual Meeting, stockholders of the Company will be asked to elect one class of directors, consisting of three directors, for a three-year term expiring in 2001, and until their successors are elected and qualified.

         No nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption. Each nominee currently serves as a director of the Company and of the Bank.

         Pursuant to the Company's retirement policy which provides that no person over the age of 70 years shall be eligible for election or re-election as a director of the Company, four directors, Messrs. Bigler, Dauterive, Tamporello and Watkins, will not be standing for re-election as directors, and each of their terms will expire at the Annual Meeting. The Board of Directors has adopted a resolution, effective as of the time of the Annual Meeting, to reduce the size of the Board of Directors from thirteen to nine members. Pursuant to a provision in the Bylaws providing that the Board of Directors be classified into three classes as nearly equal in number as the then total number of directors constituting the whole Board, Messrs. Fenstermaker and Mouton and Ms. Abell (who normally would not be subject to reelection at this Annual Meeting) have agreed to stand for reelection as directors for a three-year term expiring in 2001. As a result of such action by Messrs. Fenstermaker and Mouton and Ms. Abell, the classes of directors will continue to be as nearly equal in number as possible. Ms. Knight has notified the Board of Directors that she expects to retire from the Board of Directors subsequent to the Annual Meeting. Currently, no replacement director for Ms. Knight has been selected by the Board of Directors.

         Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

         The following tables present information concerning the nominees for director of the Company, including tenure as a director.

           Nominees for Director for Three-Year Terms Expiring in 2001



                                                                 Principal Occupation During                Director
                Name                        Age(1)                   the Past Five Years                    Since(2)

----------------------------------      -----------      ----------------------------------------     -------------------


Elaine D. Abell                               55         Attorney in private practice in                      1993
                                                         Lafayette, Louisiana.

William H. Fenstermaker                       48         President and Chief Executive                        1990
                                                         Officer of C.H. Fenstermaker
                                                         and Associates, Inc., Lafayette,
                                                         Louisiana, which provides oil
                                                         and gas surveying, mapping,
                                                         municipal engineering,
                                                         environmental consulting and
                                                         computer information system
                                                         services.

Larrey G. Mouton                              56         President and Chief Executive                        1985
                                                         Officer of the Company and
                                                         the Bank.


         The Board of Directors recommends that you vote FOR election of the nominees for director.

                                                           (Footnotes on page 6)

DIRECTORS WHOSE TERMS ARE CONTINUING

                     Directors with a Term Expiring in 1999


                                                                   Principal Occupation During               Director
                 Name                         Age(1)                   the Past Five Years                   Since(2)

------------------------------------      -----------     -----------------------------------------      ---------------


Harry V. Barton, Jr.                            44        Certified public accountant in                       1993
                                                          private practice in Lafayette,
                                                          Louisiana.

E. Stewart Shea, III                            46        Vice President of Bayou                              1990
                                                          Management Services, New
                                                          Iberia, Louisiana, a provider of
                                                          contractor services to the oil
                                                          field industry; President of
                                                          Bayou Pipe Coating Company
                                                          and Vice President of Bayou
                                                          Coating, LLC, affiliates of
                                                          Bayou Management Services.

Karen L. Knight                                 57        Ms. Knight previously served                         1996
                                                          as Chairman of the Board,
                                                          President and Chief Executive
                                                          Officer of Jefferson Bancorp,
                                                          Inc. and its subsidiary Jefferson
                                                          Savings Bank.  Pursuant to the
                                                          terms of an Agreement and
                                                          Plan of Merger and
                                                          reorganization, upon the
                                                          Company's acquisition of
                                                          Jefferson Bancorp, Inc. in
                                                          October 1996, Ms. Knight was
                                                          elected as a director of the
                                                          Company.





                                                        (Footnotes on next page)

                     Directors with a Term Expiring in 2000


                                                              Principal Occupation During                 Director
               Name                     Age(1)                    the Past Five Years                     Since(2)

-------------------------------      -----------     -----------------------------------------     -------------------


Cecil C. Broussard                        66         Self-employed investor.                                1967

Ray Himel                                 70         Owner of Himel Motor Supply                            1963
                                                     Corp., a chain of auto supply
                                                     stores located throughout
                                                     southern Louisiana; Himel
                                                     Marine, a marine dealership
                                                     located in New Iberia and
                                                     Lafayette, Louisiana; and
                                                     several Ace Hardware stores
                                                     located throughout southern
                                                     Louisiana.

Emile J. Plaisance, Jr.                   70         Retired since August 1992;                             1981
                                                     previously President of the
                                                     Bank.


 ------------------

(1)      As of March 6, 1998.

(2) Includes service as a director of the Bank, with the exception of Ms. Knight who became a director of the Bank in 1997.


Committees and Meetings of the Board; Director Nominations

         The Board of Directors of the Company has established an Audit Committee and a Compensation Committee. The Board of Directors of the Company meets on a monthly basis and may have additional special meetings. Nominations for director of the Company are made by the full Board of Directors. During the fiscal year ended December 31, 1997, the Board of Directors met fourteen times. No director attended fewer than 75% of the total number of Board meetings or committee meetings on which he served that were held during this period.

         Audit Committee. The Audit Committee consists of Messrs. Barton, Jr., Himel and Tamporello. The Audit Committee supervises the Company's Internal Auditor and is responsible for reviewing the performance, and overseeing the engagement, of the

Company's independent certified public accountants. The Audit Committee met ten times during fiscal 1997. No member of the Audit Committee is a current or former employee of the Company or any of its subsidiaries.

         Compensation Committee. The Compensation Committee consists of Messrs. Broussard, Fenstermaker and Shea. The Compensation Committee reviews the compensation of the Company's executive officers. The Compensation Committee met five times during fiscal 1997. The report of the Compensation Committee with respect to compensation for the Chief Executive Officer and all other executive officers for the fiscal year ended December 31, 1997 is set forth below.

         In addition to the committees described above, the Bank has established committees which include members of the Board and senior management and which meet as required. These committees include, among others, an Audit Committee, Budget and Planning Committee, Executive Committee, Compensation Committee, Investment Committee, Commercial Loan Committee and Loan Committee.

Executive Officers Who Are Not Directors

         Set forth below is information with respect to the principal occupations during the last five years for the three executive officers of the Company and the Bank who do not serve as directors.

         Ronnie J. Foret, Age 47, is Senior Executive Vice President - Commercial and Retail Division of the Bank. Prior to joining the Bank in March 1996, he served as Executive Vice President from 1994 to March 1996, and Senior Vice President of First Commerce Corporation in New Orleans, Louisiana.

         John J. Ballatin, Age 53, is Executive Vice President - Operations of the Bank, and has served as an Executive Vice President since May 1997. Prior to joining the Bank, Mr. Ballatin served as Executive Vice President of Operations for Jefferson Guaranty Bank from March 1985 to April 1997.

         Donald P. Lee, Age 38, is Senior Vice President - Risk Manager of the Bank. Prior to joining the Bank, Mr. Lee served as Executive Vice President and In-House Counsel at Royal Card Bank from May 1996 to June 1997. From March 1994 to May 1996 he served as Vice President and In-House Counsel at Bank of Lafayette. From May 1993 to February 1994 he served as a trial consultant for Litigation Dynamics, Inc.

Compliance with Section 16(a) of the 1934 Act

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires the officers and directors, and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Company's Common Stock.

         Based solely on review of the copies of such forms furnished to the Company, or written representations from its officers and directors, the Company believes that during, and with respect to, 1997, the Company's officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the 1934 Act with the exception of Ronnie J. Foret, who was late in filing a report.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table includes, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) the only persons or entities, including any "group" as that term is used in Section 13(d)(3) of the 1934 Act, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors of the Company, (iii) certain executive officers of the Company, and (iv) all directors and executive officers of the Company as a group.


                                                            Common Stock
                                                      Beneficially Owned as of
                                                          March 6, 1998(1)

                                                     ---------------------------

                       Name of Beneficial Owner       No.                %

-------------------------------------------------    ------------    -----------


ISB Financial Corporation                             590,069(2)         8.5%
  Employee Stock Ownership Plan Trust
1101 E. Admiral Doyle Drive
New Iberia, Louisiana 70560

John Hancock Mutual Life                              495,000(3)         7.2%
 Insurance Company


Directors:

Elaine D. Abell                                        20,161(4)          *
Harry V. Barton, Jr.                                   18,536(5)          *
William R. Bigler                                      17,877(6)          *
Cecil C. Broussard                                     32,416(7)          *
Henry J. Dauterive, Jr.                                23,014(8)          *
William H. Fenstermaker                                20,747(9)          *
Ray Himel                                             18,927(10)          *
Karen L. Knight                                            4,588          *
Larrey G. Mouton                                      82,183(11)         1.2%
Emile J. Plaisance, Jr.                               26,143(12)          *
E. Stewart Shea, III                                  25,353(13)          *
Louis J. Tamporello, Sr.                              19,027(14)          *
Guyton H. Watkins                                     21,466(15)          *

Executive officers who are not Directors:

John J. Ballatin                                      10,000(16)          *
Ronnie J. Foret                                       20,729(17)          *
Donald P. Lee                                          8,017(18)          *



All directors and executive officers of the
Company and the Bank as a group (16 persons)         369,184             5.3%


                                                   (Footnotes on following page)

*        Represents less than 1% of the outstanding Common Stock.

(1) For purposes of this table, pursuant to rules promulgated under the 1934 Act, an individual is considered to beneficially own shares of Common Stock if he or she directly or indirectly has or shares (1) voting power, which includes the power to vote or to direct the voting of the shares; or (2) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, an individual has sole voting power and sole investment power with respect to the indicated shares.

(2) The ISB Financial Corporation Employee Stock Ownership Plan Trust was established pursuant to the ISB Financial Corporation Employee Stock Ownership Plan ("ESOP") by an agreement between the Company and Messrs. Broussard, Fenstermaker and Shea, who act as trustees of the plan ("Trustees"). As of the Voting Record Date, 197,956 shares held in the ESOP Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and allocated shares for which employees do not give instructions, and unallocated shares, will be voted in the same ratio on any matter as to those shares for which instructions are given. The amount of Common Stock beneficially owned by each individual trustee or all directors and executive officers as a group does not include the unallocated shares held by the ESOP Trust.

(3) Pursuant to a Schedule 13G, dated January 28, 1998, John Hancock Advisers, Inc., a registered investment adviser and subsidiary of John Hancock Mutual Life Insurance Company, has sole voting and dispositive power pursuant to advisory agreements with the following: the John Hancock Bank and Thrift Opportunity Fund, which holds 120,000 shares of Common Stock, the John Hancock Bank Regional Fund, which holds 350,000 shares of Common Stock, and the Southeastern Thrift and Bank Fund, Inc., which holds 25,000 shares of Common Stock.

(4) Includes 5,084 shares held by Ms. Abell's spouse, which Ms. Abell may be deemed to beneficially own, 6,901 shares held in the RRP, which may be voted by her, and 2,876 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(5) Includes 1,770 shares held by Mr. Barton's spouse, which Mr. Barton may be deemed to beneficially own, 1,237 shares held by Mr. Barton as custodian for his children, 6,901 shares held in the RRP, which may be voted by him, and 2,876 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

                                              (Footnotes continued on next page)

(6) Includes 6,901 shares held in the RRP, which may be voted by him, and 2,876 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(7) Includes a total of 406 shares held by Mr. Broussard's spouse as custodian for his children, which Mr. Broussard may be deemed to beneficiary own, 6,901 shares held in the RRP, which may be voted by him, and 2,876 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date. Excludes the shares held by the ESOP, of which Mr. Broussard is one of three trustees.

(8) Includes 2,040 shares held by Mr. Dauterive's spouse, which Mr. Dauterive may be deemed to beneficially own, 6,901 shares held in the RRP, which may be voted by him, and 2,876 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(9) Includes 1,820 shares held by Mr. Fenstermaker's 401(k) retirement plan, 6,901 shares held in the RRP, which may be voted by him, and 2,876 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date. Excludes the shares held by the ESOP, of which Mr. Fenstermaker is one of three trustees.

(10) Includes 6,901 shares held in the RRP, which may be voted by him, and 2,876 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(11) Includes 614 shares held by Mr. Mouton's spouse, which Mr. Mouton may be deemed to beneficially own, an estimated 6,550 shares which have been allocated to Mr. Mouton's account in the ESOP, 10,417 shares held in Mr. Mouton's account in the Bank's 401(k) retirement plan, 25,305 shares held in the RRP, which may be voted by him, and 26,359 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(12) Consists of 5,000 shares held by Mr. Plaisance's spouse, which Mr. Plaisance may be deemed to beneficially own, 10,214 shares held by Mr. Plaisance's 401(k) retirement plan, 6,901 shares held in the RRP, which may be voted by him, and 2,876 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(13) Includes 3,000 shares held by Mr. Shea's spouse, 1,000 shares held by Mr. Shea as custodian for his children, 6,901 shares held in the RRP, which may be voted by him, and 2,876 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date. Excludes the shares held by the ESOP, of which Mr. Shea is one of three trustees.

                                              (Footnotes continued on next page)

(14) Includes 4,000 shares held by Mr. Tamporello's spouse, which Mr. Tamporello may be deemed to beneficially own, 6,901 shares held in the RRP, which may be voted by him, and 2,876 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(15) Includes 104 shares held by Mr. Watkins' spouse as her separate paraphernal property, which Mr. Watkins may be deemed to beneficially own, under the 1934 Act, 11,585 shares held by Mr. Watkins and his spouse as community property, 6,901 shares held in the RRP, which may be voted by him, and 2,876 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(16)     Includes 10,000 shares held by the RRP, which may be voted by him.

(17) Includes 929 shares which have been allocated to Mr. Foret's account in the Bank's 401(k) retirement plan, 750 shares held in his spouse's IRA account, 13,958 shares held by the RRP, which may be voted by him, an estimated 1,138 shares held for the account of Mr. Foret in the ESOP and 3,954 shares which may be acquired upon the exercise of stock options exercisable within sixty (60) days of the Voting Record Date.

(18) Includes 17 shares held in Mr. Lee's account in the Bank's 401(k) retirement plan and 8,000 shares held by the RRP, which may be voted by him.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         Directors and officers do not receive separate compensation directly from the Company. All compensation is paid by the Bank. The following table sets forth a summary of certain information concerning the compensation paid for services rendered in all capacities during the years ended December 31, 1997, 1996 and 1995 to the President and Chief Executive Officer and the only executive officer of the Company, and its subsidiaries whose total compensation during the fiscal year exceeded $100,000.


                                            Annual Compensation                        Long Term Compensation
                                      ----------------------------------------------------------------------------------------------
                                                               Other
        Name and                                               Annual                Awards                Payouts       All Other
    Principal Position         Year    Salary     Bonus    Compensation(1)                                             Compensation
                                                                            --------------------------------------
                                                                                            Securities
                                                                            Restricted      Underlying      LTIP
                                                                               Stock          Options      Payouts
------------------------------------------------------------------------------------------------------------------------------------

Larrey G. Mouton               1997    $200,003      $500      $--             --              --           --        $55,805(4)
President and Chief            1996     207,696       475       --          $468,677(2)       184,516        --            46,916
 Executive Officer (2)         1995     196,158    33,690       --              --              --           --            32,540
                               ----    --------    ------      ---          ----------       -------       ----       -----------
Ronnie J. Foret                1997    $125,192    $7,810       --          $178,500(3)         --           --      $ $33,997(5)
Senior Executive               1996      94,615       165       --           128,873(3)       27,677         --            --
  Vice President
                               ----    --------    ------      ---          ----------       -------       ----       -----------
                               ----    --------    ------      ---          ----------       -------       ----       -----------


---------------


(1) Does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of management of the Bank, the costs to the Bank of providing such benefits to the named executive officer during the individual periods did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(2) Represents the grant of 29,523 shares of restricted Common Stock in 1996 pursuant to the RRP, which had a fair market value of $881,999 at December 31, 1997. The restricted stock awarded vests over seven years, 14.29% per year from the date of grant.

(3) Represents the grant of 8,118 and 7,000 shares of restricted Common Stock in 1996 and 1997, respectively, pursuant to the RRP, which had a fair market value of $451,650 at December 31, 1997. The restricted stock award vests over seven years, 14.29% per year from the date of grant.

(4) Represents the fair market value of the estimated 1,868 shares of Common Stock allocated to Mr. Mouton's account in 1997 pursuant to the Company's ESOP.

(5) Represents the fair market value of the estimated 1,138 shares of Common Stock allocated to Mr. Foret's account in 1997 pursuant to the Company's ESOP.

Stock Options

         The following table sets forth certain information concerning exercises of stock options by the named executive officers during the year ended December 31, 1997 and the value of stock options held at December 31, 1997.


                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR END OPTION VALUES


                                                           Number of                                 Value of
                      Shares                              Unexercised                              Unexercised
                    Acquired on      Value            Options at Year End                           Options at
         Name        Exercise       Realized                                                       Year End(1)
                                                ------------------------------------------------------------------------------
                                                   Exercisable     Unexercisable            Exercisable     Unexercisable
------------------------------------------------------------------------------------------------------------------------------

Larrey G. Mouton        --            $--             26,359          158,157                $369,026        $2,214,198
                       ----          -----            ------          -------                --------        ----------

Ronnie J. Foret         --            $--              3,954           23,723                 $55,356         $332,122
                       ----          -----            ------          -------                --------        ----------
                       ----          -----            ------          -------                --------        ----------



(1) Based on an assumed market price of $29.875 per share of Common Stock at December 31, 1997.


Director's Compensation

         During 1997, members of the Board of Directors of the Bank received fees of $2,000 per month for their services as directors of the Bank, except for the Chairman, who received fees of $2,300 per month, and Mr. Mouton, who was not compensated for such service. Members of the Board of Directors receive no additional compensation for their participation in any of the Committees or for services as directors of the Company.

Employment and Severance Agreements

         The Company and the Bank (collectively the "Employers") in February 1995 entered into a three-year employment agreement with Mr. Mouton which, in February 1998, was extended for one year by the parties at an salary of $200,000. On or before each anniversary of the date of commencement of the agreement, the term of employment shall automatically be extended for an additional one-year period beyond the then effective expiration date unless written notice from the Employers or the Executive is received not less than 30 days prior to an anniversary date advising the other party that the agreement shall not be further extended. The agreement is terminable with or without cause by the Employers. The officer shall have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the Employers for cause, disability or retirement, provided, however, that (i) in the event that the officer terminates his employment because of failure of the Employers to comply with any material provision of the employment agreement he shall be entitled to severance payments equal to the greater of the amount of his base salary for the remaining term of the agreement is terminated by the Employers other than for cause, disability, retirement or death or by the officer as a result of certain adverse actions which are taken with respect to the officer's employment following a Change in Control of the Company, as defined, Mr. Mouton will be entitled to cash severance payments equal to the greater of the amount of his base salary for the remaining term of the agreement or his base salary at the date of termination multiplied by 2.0. In addition, Mr. Mouton will be entitled to a continuation of benefits similar to those he is receiving at the time of such termination for the period otherwise remaining under the term of the agreement or until he obtains full-time employment with another employer, whichever occurs first. A Change in Control is generally defined in the employment agreement to include any change in control required to be reported under the federal securities laws, as well as the acquisition by any person of 25% or more of the Company's outstanding voting securities. Mr. Mouton's employment agreement provides that in the event that any payments to be paid thereunder are deemed to constitute "excess parachute payments" and, therefore, subject to an excise tax under
Section 4999 of the Code, the Employers may (i) contest the liability and exhaust all administrative and judicial appeals to that end, and/or (ii) pay Mr. Mouton an amount equal to the excise tax for which he is liable plus an amount equal to any additional federal, state, or local taxes that may result because of such additional payment. Mr. Mouton's agreement also provides that in the event of Mr. Mouton's death during the term of the agreement, his estate will receive payments equal to the amount of compensation for 12 months at his current salary at the time of his death.

         The Employers have also entered into severance agreements with Messrs. Ronnie J. Foret, John J. Ballatin and Donald P. Lee. Under the terms of such severance agreements, the Employers have agreed that in the event that such officer's employment is terminated as a result of certain adverse actions which are taken with respect to the officer's employment following a Change in Control of the Company, as defined, such officer will be entitled to a cash severance amount equal to his base salary multiplied by 2.0.

         Although the above-described employment and severance agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect.

Transactions With Certain Related Persons

         The Bank's policy provides that all loans made by the Bank to its directors and officers are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 1997, two of the Bank's directors and executive officers had aggregate loan balances in excess of $60,000, which amounted to $429,894 in the aggregate, or approximately 0.4% of the Company's equity as of such date. All such loans were made by the Bank in the ordinary course of business and were not made with favorable terms nor did they involve more than the normal risk of collectibility. As of December 31, 1997, all such loans were current.

         The firm of Landry & Watkins is general counsel to the Bank. Guyton H. Watkins, a director and Secretary of the Bank, is of counsel to Landry & Watkins. Karen L. Knight, a director of the Company, receives compensation for certain consulting services provided to the Company.

Report of the Compensation Committee

         The goals of the Committee are to assist the Bank in attracting and retaining qualified management, motivating executives to achieve performance goals, rewarding management for outstanding performance and to ensure that the financial interests of the Company's management and shareholders are satisfied.

         During 1997, Mr. Mouton's base salary was $200,000 and was determined on an arms'-length basis in 1995 when the Company and the Bank entered into an employment agreement with Mr. Mouton. In determining Mr. Mouton's base salary, the compensation considered the above-referenced factors, including the compensation analyses prepared by the referenced third parties. Under the terms of his employment agreement, Mr. Mouton's salary may be increased, but not decreased, by the Board of Directors and Mr. Mouton may receive bonuses, when, as, and if determined in the sole discretion of the Board of Directors. The Committee also considers the factors described in the immediately preceding paragraph in establishing compensation for the other executive officers of the Bank. During 1997, Executive officers of the Bank, except for Mr. Mouton, also were eligible to participate in the Bank's bonus plan provided that certain pre-determined performance criteria are satisfied. In determining the awards granted to Mr. Mouton and the Bank's other executive officers under the Option Plan and Recognition Plan, the Committee considered the contributions made by such officer to the Company and the Bank and such officer's responsibilities. The awards granted under the Option Plan and Recognition Plan were also designed to provide an incentive to executive officers to contribute to the Company's continued success in the future.

         The Committee considered several financial and non-financial accomplishments in setting the compensation of the Chief Executive Officer and other executive officers, including but not limited to, net income of the Bank, profitability ratios, satisfactory regulatory examinations, and market value of the Bank. In addition, other objectives such as growth and the successful stock conversion and reorganization were reviewed. The committee reviewed and considered the SNL Executive Compensation Review for a comparison of compensation paid by the Bank's peer group.

         Following review and approval by the Committee, all issues pertaining to executive compensation are submitted to the full Board of Directors for their approval.

                                                 Cecil C. Broussard
                                            William H. Fenstermaker
                                               E. Stewart Shea, III



Performance Graph

         The following graph compares the cumulative total return on the Common Stock over a measurement period since the Company's initial issuance of Common Stock in April 1995 with (i) the cumulative total return on the stocks included in the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") Total Return Index (for United States companies) and (ii) the cumulative total return on the stocks included in the SNL Peer Group Index. All of these cumulative returns are computed assuming the reinvestment of dividends which were paid during the applicable time period.






                                    [GRAPH]







                                                                         Period Ending
                                ------------------------------------------------------------------------------------------
Index                              4/7/95      6/30/95     12/31/95     6/30/96      12/31/96       6/30/97      12/31/97
-----                           ---------   ----------     --------    --------      --------      --------      --------
ISB Financial Corporation          100.00       116.52       117.64      116.28        144.13        209.85        243.28
NASDAQ - Total US                  100.00       114.86       130.26      147.47        160.22        179.31        196.61
SNL $500M-$1B Thrift Index         100.00       109.55       127.81      133.44        158.49        200.43        267.72
SNL $500M-$1B Bank Index           100.00       105.30       126.91      134.67        158.66        193.26        257.91

                     RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors of the Company has appointed Castaing, Hussey & Lolan, L.L.P., independent certified public accountants, to perform the audit of the Company's financial statements for the year ending December 31, 1998, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

         The Company has been advised by Castaing, Hussey & Lolan, L.L.P. that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Castaing, Hussey & Lolan, L.L.P. will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

         The Board of Directors recommends that you vote FOR the ratification of the appointment of Castaing, Hussey & Lolan, L.L.P. as independent auditors for the fiscal year ending December 31, 1998.

                              STOCKHOLDER PROPOSALS

         Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in April 1999, must be received at the principal executive offices of the Company, 1101 E. Admiral Doyle Drive, New Iberia, Louisiana, Attention: Guyton H. Watkins, Secretary, no later than November 16, 1998. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

         Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting pursuant to Article 9.B. of the Company's Articles of Incorporation.

                                 ANNUAL REPORTS

         A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1997 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

                                  OTHER MATTERS

         Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any matters should properly come before the meeting other than those which are described in this Proxy Statement, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

                                   REVOCABLE PROXY
                              ISB FINANCIAL CORPORATION

                            ANNUAL MEETING OF STOCKHOLDERS
                                    April 15, 1998

     The undersigned, being a stockholder of ISB Financial Corporation ("Company") as of March 6, 1998, hereby authorizes the Board of Directors of the Company or any successors thereto as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the main office of IBERIABANK, located at 1101 East Admiral Doyle Drive, New Iberia, Louisiana, on Wednesday, April 15, 1998 at 3:00 p.m., Central Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

1.   ELECTION OF DIRECTORS

Nominees for a three-year term: Elaine D. Abell, William H. Fenstermaker and Larrey G. Mouton.


        / / FOR       / / WITHHOLD
                          AUTHORITY


     NOTE: To withhold authority to vote for an individual nominee, strike a line through that nominee's name. Unless authority to vote for all of the foregoing nominees is withheld, this Proxy will be deemed to confer authority to vote for each nominee whose name is not struck.


2. PROPOSAL to ratify the appointment by the Board of Directors of Castaing, Hussey & Lolan, L.L.P. as the Company's independent auditors for the fiscal year ending December 31, 1998.

     / / FOR                     / / AGAINST              / / ABSTAIN

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


     SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF RETURNED BUT NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR RATIFICATION OF THE COMPANY'S INDEPENDENT AUDITORS, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.


     Please be sure to sign and date this Proxy in the box below.


     [Date and Signature box]


     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 15, 1998 AND AT ANY ADJOURNMENT THEREOF.

     PLEASE SIGN THIS EXACTLY AS YOUR NAME(S) APPEAR(S) ON THIS PROXY. WHEN SIGNING IN A REPRESENTATIVE CAPACITY, PLEASE GIVE FULL TITLE. WHEN SHARES ARE HELD JOINTLY, ONLY ONE HOLDER NEED SIGN.

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

                           ESOP VOTING INSTRUCTION BALLOT

                              ISB FINANCIAL CORPORATION

     The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan ("ESOP") of ISB Financial Corporation (the "Company") to vote, as designated below, all the shares of Common Stock of the Company allocated to my account pursuant to the ESOP as of March 6, 1998 at the Annual Meeting of Shareholders to be held at the main office of IBERIABANK located at 1101 East Admiral Doyle Drive, New Iberia, Louisiana, on Wednesday, April 15, 1998, at 3:00 p.m., Central Time, and any adjournment thereof.

1.   ELECTION OF DIRECTORS FOR THREE-YEAR TERM

    /  /  FOR all nominees listed below    /  /  WITHHOLD AUTHORITY
          (except as marked to the               to vote for all
          contrary below)                        nominees listed
                                                 below

     Nominees for three-year term expiring in 2001: Elaine D. Abell, William H. Fenstermaker and Larrey G. Mouton.


(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

---------------------------------------------

2. PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of Castaing, Hussey & Lolan, L.L.P. as the Company's independent auditors for the fiscal year ending December 31, 1998.

       /  /  FOR      /  /  AGAINST        /  /  ABSTAIN

3. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

     The Company's Board of Directors recommends a vote FOR the Board's nominees for director and FOR Proposal 2. Such votes are hereby solicited by the Company's Board of Directors.

                                               Dated:__________________ , 1998



                                                    _________________________
                                                           Signature

IF YOU RETURN THIS CARD PROPERLY SIGNED BUT YOU DO NOT OTHERWISE SPECIFY, SHARES WILL BE VOTED FOR THE BOARD OF DIRECTOR'S NOMINEES FOR DIRECTOR AND FOR PROPOSAL 2. IF YOU DO NOT RETURN THIS CARD, YOUR SHARES WILL BE VOTED BY THE TRUSTEES IN THE SAME PROPORTION AS ALL ALLOCATED SHARES UNDER THE ESOP ARE VOTED.

                                   [ISB LETTERHEAD]




                                    March 18, 1998


To:  Participants in the Company's Employee Stock Ownership Plan


     As described in the attached materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of ISB Financial Corporation (the "Company"). We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company allocated to your account pursuant to the Company's Employee Stock Ownership Plan ("ESOP") will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, and a voting instruction ballot, which will permit you to vote the shares in your account. After you have reviewed the Proxy Statement, we urge you to vote your restricted shares held pursuant to the ESOP by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the ESOP. The Plan Administrators will certify the totals to the ESOP Trustees for the purpose of having those shares voted by the Trustees.

     We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the ESOP are not received, the shares allocated to your account will be voted in the same proportion as all allocated shares under the ESOP are voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that the enclosed material relates only to those shares which have been allocated to you under the ESOP. You will receive other voting material for those shares owned by you individually and not under the ESOP.

                                        Sincerely,



                                        Larrey G. Mouton
                                        President and Chief Executive Officer

                       RECOGNITION PLAN VOTING INSTRUCTION BALLOT

                              ISB FINANCIAL CORPORATION

     The undersigned hereby instructs the Trustee of the Recognition and Retention Plan and Trust ("Recognition Plan") of ISB Financial Corporation (the "Company") to vote, as designated below, all the shares of Common Stock of the Company granted pursuant to the Recognition Plan to the undersigned as of March 6, 1998 at the Annual Meeting of Shareholders to be held at the main office of IBERIABANK located at 1101 East Admiral Doyle Drive, New Iberia, Louisiana, on Wednesday, April 15, 1998, at 3:00 p.m., Central Time, and any adjournment thereof.

1.   ELECTION OF DIRECTORS FOR THREE-YEAR TERM

    /  /  FOR all nominees listed below      /  /  WITHHOLD AUTHORITY
          (except as marked to the                 to vote for all
          contrary below)                          nominees listed
                                                   below

     Nominees for three-year term expiring in 2001:

Elaine D. Abell, William H. Fenstermaker and Larrey G. Menton.

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

---------------------------------------------

2. PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of Castaing, Hussey & Lolan, L.L.P. as the Company's independent auditors for the year ending December 31, 1998.

       /  /  FOR      /  /  AGAINST        /  /  ABSTAIN

3. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

     The Company's Board of Directors recommends a vote FOR the Board's nominees for director and FOR Proposal 2. Such votes are hereby solicited by the Company's Board of Directors.

                                               Dated:__________________ , 1998



                                                    _________________________
                                                           Signature

IF YOU RETURN THIS CARD PROPERLY SIGNED BUT YOU DO NOT OTHERWISE SPECIFY, SHARES WILL BE VOTED FOR THE BOARD OF DIRECTORS' NOMINEES FOR DIRECTOR AND FOR PROPOSAL 2. IF YOU DO NOT RETURN THIS CARD, YOUR SHARES WILL NOT BE VOTED.

                                   [ISB LETTERHEAD]




                                    March 18, 1998


To: Persons Granted Restricted Stock Under the Company's Recognition and Retention Plan

     As described in the attached materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of ISB Financial Corporation (the "Company"). We hope you will take advantage of the opportunity to direct the manner in which shares of restricted Common Stock of the Company granted to you pursuant to the Recognition and Retention Plan and Trust ("Recognition Plan") will be voted.

     Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, and a voting instruction ballot, which will permit you to vote the restricted shares granted to you. After you have reviewed the Proxy Statement, we urge you to vote your restricted shares held pursuant to the Recognition Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the Recognition Plan. The Plan Administrators will certify the totals to the Trustee of the Recognition Plan for the purpose of having those shares voted by the Trustee.

     We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the shares held in the Recognition Plan are not received, the shares will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

     Please note that the enclosed material relates only to those shares which have been granted to you under the Recognition Plan. You will receive other voting material for those shares owned by you individually and not under the Recognition Plan.

                                        Sincerely,



                                        Larrey G. Mouton
                                        President and Chief Executive Officer

                     401(k) PLAN VOTING INSTRUCTION BALLOT
                           ISB FINANCIAL CORPORATION

      The undersigned hereby instructs the Trustee of the 401(k) Profit Sharing Plan (the "401(k) Plan") of ISB Financial Corporation (the "Company") to vote, as designated below, all the shares of Common Stock of the Company allocated to my account pursuant to the 401(k) Plan as of March 6, 1998 at the Annual Meeting of Stockholders to be held at the main office of IBERIABANK located at 1101 East Admiral Doyle Drive, New Iberia, Louisiana, on Wednesday, April 15, 1998, at 3:00 p.m., Central Time, and any adjournment thereof.

1.   ELECTION OF DIRECTORS

     / /  FOR all nominees listed           / /  WITHHOLD AUTHORITY
          below (except as marked                to vote for all
          to the contrary below)                 nominees listed
                                                 below

      Nominees for three-year term expiring in 2001: Elaine D. Abell, William H. Fenstermaker and Larrey G. Mouton.

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

_____________________________________________________________

2. PROPOSAL TO RATIFY THE APPOINTMENT by the Board of Directors of Castaing, Hussey & Lolan, L.L.P. as the Company's independent auditors for the fiscal year ending December 31, 1998.

         / /  FOR               / /  AGAINST           / /  ABSTAIN


3. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

       The Company's Board of Directors recommends a vote FOR the Board's nominees for director and FOR proposal 2. Such votes are hereby solicited by the Company's Board of Directors.

                                      Dated: __________________, 1998


                                      _____________________________________
                                                  Signature

If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Director's nominees for director and for Proposal 2. If you do not return this Card, your shares will be voted by the Trustees in the same proportion as all allocated shares under the 401(k) Plan are voted.

                              March 18, 1998


To:   Participants in the ISB 401(k) Profit Sharing Plan

      As described in the attached materials, your proxy as a stockholder of the ISB Financial Corporation (the "Company") is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct the manner in which shares of Common Stock of the Company allocated to your account under the 401(k) Profit Sharing Plan (the "401(k) Plan") will be voted.

      Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, a voting instruction ballot, which will permit you to vote the shares allocated to your account, and a return envelope. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the 401(k) Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the plan administrators in the accompanying envelope.

      We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the 401(k) Plan are not received, the shares allocated to your account pursuant to this plan will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

      Please note that the enclosed material relates only to those shares which have been allocated to your account under the 401(k) Plan. You will receive other voting material for those shares owned by you individually and not under the 401(k) Plan.

                                         Sincerely,



                                         Larrey G. Mouton
                                         President and Chief Executive Officer